SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549
                                      FORM 8-K

                                   CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:  February 12, 1998

                         THE BALANCED OPPORTUNITY FUND, L.P.

          DELAWARE                 2-73692            36-3655854
(State of Incorporation) (Commission File Number)(IRS Employee Identification
                                                   No.)

                               233 South Wacker Drive
                                     Suite 4600
                              Chicago, Illinois  60606

February 12, 1998

ITEM 4. CHANGES IN REGISTRANTS' CERTIFYING ACCOUNTANT

On February 6, 1998, the Registrant dismissed the firm of Coopers & Lybrand, LLP (C&L) as independent certified public accountants of the Registrant. The change in independent certified accountants was approved by the Board of Directors. C&L performed audits of the financial statements for the two years ended June 30, 1997, 1996 and 1995. Their reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the three years ended June 30, 1997, and from June 30, 1997 through the effective date of the C&L termination, there have been no disagreements between the Registrant and C&L on any matter of accounting principles or practice, financial statement disclosure, or auditing scope of procedures, which disagreements would have caused C&L to make reference to the subject matter of such disagreements in connection with its report. During the three years ended June 30 1997, and from June 30, 1997 until the effective date of the dismissal of C&L, C&L did not advise the Registrant of any of the following matters:

1. That the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

2. That the information had come to C&L's attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

3.   That there was a need to expand significantly the scope of the audit of the Registrant, or that information had come to C&L's attention that if further investigated; (i) may materially impact the fairness or reliability of either a previously-issued audit report or underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or (ii) may cause it to be unwilling to rely on management's representation or be associated with the
Registrant's financial statements and that, due to its dismissal, C&L did not
so expand the scope of its audit or conduct such further investigation;



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4.   That the information had come to C&L's attention that it had concluded materially impacted the fairness or reliability of either, (1) a previously-issued audit or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by and audit report (including information that, unless resolved to the accountant's satisfaction; would prevent it from rendering an unqualified audit report on those financial statements), or that, due to its dismissal, there were no such unresolved issues as of the date of its dismissal. On February 6, 1998, the Registrant engaged the firm of McGladrey & Pullen, LLP as independent certified accountants for the Registrant. During the three years ended June 30, 1997, and from June 30, 1997 through the engagement of McGladrey & Pullen, LLP as the Registrant's independent accountant, neither the Registrant nor anyone on its behalf had consulted McGladrey & Pullen, LLP with respect to any accounting or auditing issues involving the Registrant. In particular, there were no discussions with the Registrant regarding the application of accounting principles to a specified transactions, the type of audit that might be rendered on the financial statements, or any related item.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)    (Exhibit)

             1.  Letter of C&L dated February 10, 1998.

             2.  Letter of C&L dated February 13, 1998.



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                                  SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


DATE:   February 12, 1998                       RODMAN & RENSHAW
                                                FUTURES MANAGEMENT, INC.
                                                GENERAL PARTNER OF THE
                                                REGISTRANT


                                                BY   /s/ F. L. Kirby

                                                _____________________________
                                                Mr. F. L. Kirby
                                                President



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                                                                EXHIBIT 99.1

                          [LETTERHEAD OF COOPERS & LYBRAND]


February 9, 1998


Mr. F. L. Kirby
The Global Opportunity Fund, L.P.
C/O Rodman & Renshaw, Inc.
233 South Wacker Drive
Suite 4500
Chicago, IL  60606

Dear Mr. Kirby:

This is to confirm that the client-auditor relationship between the Balanced Opportunity Fund, L.P. (Commission File Number 2-73692) and Coopers & Lybrand L.L.P. has ceased.

Very truly yours,

/s/ Coopers & Lybrand L.L.P.

Coopers & Lybrand L.L.P.


cc:    Office of the Chief Accountant
       SECPS Letter File
       Securities and Exchange Commission
       Mail Stop 11-3
       450 Fifth Street, N.W.
       Washington, D.C.  20549



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February 13, 1998



Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read the statements made by The Balanced Opportunity Fund, L.P. (copy attached), which we understand will be filed with the Commission, pursuant to
Item 4 of Form 8-K, as part of the Company's Form 8-K report for the Month of February 1998. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ Coopers & Lybrand L.L.P.

Coopers & Lybrand L.L.P.